EXHIBIT 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 24, 1999 included in Key Production Company, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                  ARTHUR ANDERSEN LLP

                              /s/ Arthur Andersen LLP
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Denver, Colorado
July 28, 1999